SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-5965	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On February 20, 2007, Northern Trust Corporation (the “Company”) and William A. Osborn, Chairman and Chief Executive Officer, by mutual agreement, terminated the Employment Security Agreement, dated May 21, 2002, between Mr. Osborn and the Company (the “Employment Security Agreement”). The letter, dated February 20, 2007, from Mr. Osborn, countersigned on behalf of the Company by Timothy P. Moen, Executive Vice President and Head of Human Resources and Administration, memorializing the termination of the Employment Security Agreement is attached hereto and incorporated by reference herein as Exhibit 10.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10	Letter, dated February 20, 2007, from William A. Osborn, Chairman and Chief Executive Officer, to Timothy P. Moen, Executive Vice President and Head of Human Resources and Administration

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated: February 21, 2007	By:	/s/ Timothy P. Moen
Timothy P. Moen
Executive Vice President and Head of Human Resources and Administration

EXHIBIT INDEX

Number	Description	Page Number
10	Letter, dated February 20, 2007, from William A. Osborn, Chairman and Chief Executive Officer, to Timothy P. Moen , Executive Vice President and Head of Human Resources and Administration	5

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